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                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549


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                                   FORM  8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                        SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: JANUARY 30, 1998


                              BJ SERVICES COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                    1-10570                    63-0084140
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)         (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)




                          5500 NORTHWEST CENTRAL DRIVE
                              HOUSTON, TEXAS 77092
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)




                                 (713) 462-4239
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5.  OTHER EVENTS.

AMENDMENT OF ARTICLES OF INCORPORATION AND BYLAWS AND STOCK SPLIT

         On December 11, 1997, the Board of Directors of BJ Services Company (the "Company") approved an amendment to the Company's Amended Certificate of Incorporation to increase the number of shares of authorized common stock of the Company, par value $0.10 per share (the "Common Stock"), from 80,000,000 shares to 160,000,000 shares (the "Charter Amendment"). The Charter Amendment was approved by the Company's stockholders at the annual meeting of stockholders held on January 22, 1998. A copy of the Company's Certificate of Amendment of Certificate of Incorporation, reflecting such increase in authorized shares of Common Stock, is filed as an exhibit hereto.

         On December 11, 1997, the Board of Directors of the Company declared a stock split to be effected in the form of a stock dividend (the "Stock Split") on the outstanding shares of Common Stock, payable on February 20, 1998, in newly issued shares to stockholders of record on January 30, 1998. The Stock Split was subject to stockholder approval of the Charter Amendment, which has
been approved.   Stockholders of record as of the close of business on January
30, 1998, the record date for the stock split (the "Stock Split Record Date"), are entitled to receive one additional share of Common Stock for each share of Common Stock held by such stockholder on the Stock Split Record Date.

         After giving effect to the Stock Split, the Company's warrants to purchase Common Stock (the "Warrants"), the preferred share purchase rights associated with the Common Stock (the "Rights"), and certain liquidation, dividend and voting rights associated with the Company's authorized but unissued Series A Junior Participating Preferred Stock issuable upon distribution and exercise of the Rights (the "Preferred Stock") will be proportionately adjusted to reflect the effect of the Stock Split. After giving effect to such adjustments to the Warrants, (i) the "Exercise Price," as defined in the Warrant Agreement, for each share of Common Stock purchasable under a Warrant will be reduced from $30.00 to $15.00 per share of Common Stock and (ii) for each share of Common Stock purchasable upon exercise of a Warrant prior to this adjustment, the warrantholder may now purchase two shares of Common Stock. After giving effect to such adjustments to the Rights, the number of Rights associated with each share of Common Stock has been adjusted to be one-half of a Right to purchase a one one-thousandth interest in a share of the Company's authorized Preferred Stock. The Warrants and Rights are subject to further adjustments pursuant to their terms under certain circumstances.

         The Bylaws of the Company have been amended by the Board of Directors effective January 22, 1998, to (i) eliminate limits on the number of terms that a director may serve, (ii) eliminate the requirement that chairmen of committees of the Board of Directors serve no longer than five years in such capacity and (iii) eliminate the requirement that a director resign on the third anniversary of his retirement from his principal occupation and on the first anniversary of any change in his employment. A copy of the Bylaws, as amended, is filed as an exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

         2.1 Agreement and Plan of Merger dated as of November 17, 1994 ("Merger Agreement"), among the Company, WCNA Acquisition Corp. and The Western Company of North America (filed as Exhibit 2.1 to the Company's Annual Report on Form 10-K for the year ended September 30, 1995, and incorporated herein by reference).

         2.2 First Amendment to Agreement and Plan of Merger dated March 7, 1995, among the Company, WCNA Acquisition Corp. and The Western Company of North America (filed as Exhibit 2.2 to the Company's Annual Report on Form 10-K for the year ended September 30, 1995, and incorporated herein by reference).

         3.1 Certificate of Incorporation, as amended through April 13, 1995 (filed as Exhibit 3.1 to the Company's Annual Report on Form 10-K for the year ended September 30, 1995, and incorporated herein by reference).

        *3.2 Certificate of Amendment of Certificate of Incorporation, as filed with the Secretary of State of Delaware on January 22, 1998.

         3.3 Certificate of Designation of Series A Junior Participating Preferred Stock, as amended (filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended September 30, 1996, and incorporated herein by reference).

        *3.4     Bylaws of the Company, as amended as of January 22, 1998.

         4.1 Specimen form of certificate for the Common Stock (filed as Exhibit 4.1 to the Company's Registration Statement on Form S-1 (Reg. No. 33-35187) and incorporated herein by reference).

         4.2 Amended and Restated Rights Agreement dated as of September 26, 1996, between the Company and First Chicago Trust Company of New York, as Rights Agent (filed as Exhibit 4.1 to the Company's Form 8-K dated October 21, 1996 and incorporated herein by reference).

         4.3 First Amendment to Amended and Restated Rights Agreement and Appointment of Rights Agent, dated as of March 31, 1997, among the Company, First Chicago Trust Company of New York and The Bank of New York, as Rights Agent (filed as Exhibit 4.3 to the Company's Annual Report on Form 10-K for the year ended September 30, 1997).

         4.4 Warrant Agreement with respect to the Company's warrants to purchase common stock (filed as Exhibit 4.6 to the Company's Annual Report on Form 10-K for the year ended September 30, 1995, and incorporated herein by reference).

         4.5 First Amendment to Warrant Agreement and Appointment of Warrant Agent, dated as of March 31, 1997, among the Company, First Chicago Trust Company of New York, and The Bank of New York, as Warrant Agent (filed as Exhibit 4.5 to the Company's Annual Report on Form 10-K for the year ended September 30,
                 1997).

        *99.1    Press Release dated January 22, 1998

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* Filed herewith.



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BJ SERVICES COMPANY



                                        By: /s/ Margaret Barrett Shannon
                                           ----------------------------------
                                                Margaret Barrett Shannon
                                                Vice President, General Counsel
                                                and Secretary



Date: January 29, 1998


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                              INDEX TO EXHIBITS


EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------
  2.1          Agreement and Plan of Merger dated as of November 17, 1994
               ("Merger Agreement"), among the Company, WCNA Acquisition
               Corp. and The Western Company of North America (filed as Exhibit
               2.1 to the Company's Annual Report on Form 10-K for the year ended September 30, 1995, and incorporated herein by reference).

  2.2          First Amendment to Agreement and Plan of Merger dated March 7,
               1995, among the Company, WCNA Acquisition Corp. and The
               Western Company of North America (filed as Exhibit 2.2 to the
               Company's Annual Report on Form 10-K for the year ended September
               30, 1995, and incorporated herein by reference).

  3.1          Certificate of Incorporation, as amended through April 13,
               1995 (filed as Exhibit 3.1 to the Company's Annual Report on Form
               10-K for the year ended September 30, 1995, and incorporated herein by reference).

 *3.2 Certificate of Amendment of Certificate of Incorporation, as filed with the Secretary of State of Delaware on January 22, 1998.

  3.3          Certificate of Designation of Series A Junior Participating
               Preferred Stock, as amended (filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended September
               30, 1996, and incorporated herein by reference).

 *3.4          Bylaws of BJ Services Company, as amended as of January 22, 1998.

  4.1 Specimen form of certificate for the Common Stock (filed as Exhibit 4.1 to the Company's Registration Statement on Form S-1
               (Reg. No. 33-35187) and incorporated herein by reference).

  4.2          Amended and Restated Rights Agreement dated as of September
               26, 1996, between the Company and First Chicago Trust Company of
               New York, as Rights Agent (filed as Exhibit 4.1 to the Company's
               Form 8-K dated October 21, 1996 and incorporated herein by reference).

  4.3          First Amendment to Amended and Restated Rights Agreement and
               Appointment of Rights Agent, dated as of March 31, 1997, among the Company, First Chicago Trust Company of New York and The Bank of New York, as Rights Agent (filed as Exhibit 4.3 to the
               Company's Annual Report on Form 10-K for the year ended
               September 30, 1997).

  4.4 Warrant Agreement with respect to the Company's warrants to purchase common stock (filed as Exhibit 4.6 to the Company's
               Annual Report on Form 10-K for the year ended September 30, 1995, and incorporated herein by reference).

  4.5          First Amendment to Warrant Agreement and Appointment of
               Warrant Agent, dated as of March 31, 1997, among the Company,
               First Chicago Trust Company of New York, and The Bank of New
               York, as Warrant Agent (filed as Exhibit 4.5 to the Company's
               Annual Report on Form 10-K for the year ended September 30,
               1997).

 *99.1        Press Release dated January 22, 1998

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* Filed herewith.